KPMG LLP

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Boston, MA 02111

Report of Independent Registered Public Accounting Firm

The Board of Directors of Massachusetts Mutual Life Insurance Company and Contract Owners of Massachusetts Mutual Variable Annuity Separate Account 2:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Massachusetts Mutual Variable Annuity Separate Account 2 (comprised of the divisions listed in Appendix A to the opinion) (collectively, “the Separate Account”) as of December 31, 2020, the related statements of operations and changes in net assets for each of the years (as described in Appendix A) in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Separate Account as of December 31, 2020, the results of its operations and changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2020, by correspondence with the underlying mutual funds or their transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the Separate Account’s auditor since 2004.

Boston, Massachusetts

March 10, 2021

KPMG LLP, a Delaware limited liability partnership and a member firm of the
KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

Appendix A

Massachusetts Mutual Variable Annuity Separate Account 2 is comprised of the following divisions and the activities of each division have been included within the accompanying statements of assets and liabilities as of December 31, 2020 and the related statements of operations and changes in net assets for each of the years in the two-year period then ended.

Divisions

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Division *
Invesco Oppenheimer V.I. Global Division *
Invesco Oppenheimer V.I. Global Strategic Income Division *
MML Blend Division
MML Equity Division
MML Managed Bond Division
MML U.S. Government Money Market Division

* See Note 2 to the financial statements for information regarding the merger of this division.

Massachusetts Mutual Variable Annuity Separate Account 2

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Division	Invesco Oppenheimer V.I. Global Division	Invesco Oppenheimer V.I. Global Strategic Income Division	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML U.S. Government Money Market Division
ASSETS
Investments
Number of shares	420,560	902,069	849,111	2,590,030	2,319,050	557,529	2,348,203
Identified cost	$28,488,412	$31,124,293	$4,378,951	$52,159,137	$56,319,929	$7,081,135	$2,348,067
Value	$44,970,526	$47,015,840	$4,109,699	$64,216,859	$58,063,756	$7,578,279	$2,348,203
Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	515	-	-	-
Total assets	44,970,526	47,015,840	4,109,699	64,217,374	58,063,756	7,578,279	2,348,203
LIABILITIES
Annuitant mortality fluctuation reserve	14,478	10,937	1,463	46,849	40,557	5,967	8,008
Payable to Massachusetts Mutual Life Insurance Company	667	1,319	34	-	866	150	106
Total liabilities	15,145	12,256	1,497	46,849	41,423	6,117	8,114
NET ASSETS	$44,955,381	$47,003,584	$4,108,202	$64,170,525	$58,022,333	$7,572,162	$2,340,089
Net Assets:
Accumulation units - value	$44,472,790	$46,639,015	$4,059,438	$62,608,878	$56,670,432	$7,373,253	$2,073,146
Contracts in payout (annuitization) period	482,591	364,569	48,764	1,561,647	1,351,901	198,909	266,943
Net assets	$44,955,381	$47,003,584	$4,108,202	$64,170,525	$58,022,333	$7,572,162	$2,340,089
Outstanding units
Contract owners	5,547,282	5,370,524	1,316,772	6,728,951	6,541,553	1,481,684	1,305,035
UNIT VALUE
Flex-Extra (Non-Qualified)	$8.10	$8.75	$3.12	$9.15	$8.65	$5.04	$1.74
Flex-Annuity IV (Non-Qualified)	-	-	-	15.66	22.96	9.17	2.47

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 2

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2020

	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Division	Invesco Oppenheimer V.I. Global Division	Invesco Oppenheimer V.I. Global Strategic Income Division	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML U.S. Government Money Market Division
Investment Income
Dividends	$14,419	$273,740	$230,730	$-	$1,208,127	$7,198	$4,682

Expenses
Mortality and expense risk fees and administrative charges	483,302	512,588	51,601	778,003	675,115	98,774	31,434

Net investment income (loss)	(468,883)	(238,848)	179,129	(778,003)	533,012	(91,576)	(26,752)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	2,326,261	1,368,150	(40,777)	1,662,831	(167,238)	19,437	231
Realized gain distribution	3,005,939	1,426,266	-	2,619,503	5,866,515	-	-
Realized gain (loss)	5,332,200	2,794,416	(40,777)	4,282,334	5,699,277	19,437	231
Change in net unrealized appreciation/depreciation of investments	7,820,721	6,904,966	(73,897)	3,146,508	(5,477,528)	527,632	(235)

Net gain (loss) on investments	13,152,921	9,699,382	(114,674)	7,428,842	221,749	547,069	(4)

Net increase (decrease) in net assets resulting from operations	12,684,038	9,460,534	64,455	6,650,839	754,761	455,493	(26,756)

Capital transactions:
Transfer of net premiums	395,589	154,920	12,397	581,854	1,645,867	44,251	229,732
Transfers due to death benefits	(371,872)	(423,589)	(81,610)	(1,232,617)	(485,698)	(227,462)	(5,266)
Transfers due to annuity benefit payments	(43,524)	(34,597)	(5,523)	(164,627)	(187,379)	(24,762)	(32,802)
Transfers due to withdrawal of funds	(2,106,506)	(1,900,573)	(211,121)	(2,705,863)	(1,534,937)	(181,036)	(309,939)
Transfers due to annual administrative and contingent deferred sales charges	(15,220)	(7,160)	(886)	(57,978)	(52,756)	(17,059)	(1,991)
Transfers due to net charge (credit) to annuitant mortality fluctuation	(47,588)	(42,648)	357	(65,269)	(31,421)	(6,660)	(5,732)
Transfer between divisions and to/from Guaranteed Principal Account	(1,750,856)	(1,840,996)	(134,095)	(1,218,744)	(2,057,103)	(377,716)	620,472

Net increase (decrease) in net assets resulting from capital transactions	(3,939,977)	(4,094,643)	(420,481)	(4,863,244)	(2,703,427)	(790,444)	494,474

Total increase (decrease)	8,744,061	5,365,891	(356,026)	1,787,595	(1,948,666)	(334,951)	467,718

NET ASSETS, at beginning of the year	36,211,320	41,637,693	4,464,228	62,382,930	59,970,999	7,907,113	1,872,371

NET ASSETS, at end of the year	$44,955,381	$47,003,584	$4,108,202	$64,170,525	$58,022,333	$7,572,162	$2,340,089

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 2

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2019

	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Division	Invesco Oppenheimer V.I. Global Division	Invesco Oppenheimer V.I. Global Strategic Income Division	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML U.S. Government Money Market Division
Investment Income
Dividends	$-	$357,339	$178,374	$1,461,458	$1,170,957	$301,842	$32,938

Expenses
Mortality and expense risk fees and administrative charges	442,127	516,004	61,602	778,714	743,588	107,598	25,089

Net investment income (loss)	(442,127)	(158,665)	116,772	682,744	427,369	194,244	7,849

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1,411,940	980,838	(36,045)	1,707,190	73,460	49,161	416
Realized gain distribution	4,317,758	5,644,410	-	2,959,797	3,033,351	-	-
Realized gain (loss)	5,729,698	6,625,248	(36,045)	4,666,987	3,106,811	49,161	416
Change in net unrealized appreciation/depreciation of investments	5,104,967	3,747,433	345,542	5,448,404	8,749,151	429,423	(416)

Net gain (loss) on investments	10,834,665	10,372,681	309,497	10,115,391	11,855,962	478,584	-

Net increase (decrease) in net assets resulting from operations	10,392,538	10,214,016	426,269	10,798,135	12,283,331	672,828	7,849

Capital transactions:
Transfer of net premiums	413,328	217,695	10,128	397,940	914,759	6,937	9,950
Transfers due to death benefits	(421,723)	(513,821)	(215,659)	(1,562,928)	(1,061,308)	(308,306)	(67,385)
Transfers due to annuity benefit payments	(33,764)	(29,971)	(6,108)	(166,404)	(145,799)	(21,776)	(35,902)
Transfers due to withdrawal of funds	(1,884,092)	(3,370,497)	(487,471)	(2,851,288)	(3,588,498)	(727,491)	(59,994)
Transfers due to annual administrative and contingent deferred sales charges	(16,084)	(7,362)	(833)	(62,139)	(56,752)	(18,627)	(1,941)
Transfers due to net charge (credit) to annuitant mortality fluctuation	(13,546)	(6,702)	363	(99,104)	(116,847)	(143)	(15,280)
Transfer between divisions and to/from Guaranteed Principal Account	(582,354)	(376,531)	(52,977)	(459,316)	(657,848)	98,708	72,972

Net increase (decrease) in net assets resulting from capital transactions	(2,538,235)	(4,087,189)	(752,557)	(4,803,239)	(4,712,293)	(970,698)	(97,580)

Total increase (decrease)	7,854,303	6,126,827	(326,288)	5,994,896	7,571,038	(297,870)	(89,731)

NET ASSETS, at beginning of the year	28,357,017	35,510,866	4,790,516	56,388,034	52,399,961	8,204,983	1,962,102

NET ASSETS, at end of the year	$36,211,320	$41,637,693	$4,464,228	$62,382,930	$59,970,999	$7,907,113	$1,872,371

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 2

Notes To Financial Statements

1.	ORGANIZATION

Massachusetts Mutual Variable Annuity Separate Account 2 (“the Separate Account”) is a separate investment account of Massachusetts Mutual Life Insurance Company (“MassMutual”) established on October 14, 1981. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 (“the 1940 Act”).

MassMutual maintains two segments within the Separate Account, they are: Flex-Annuity IV (Non-Qualified) and Flex-Extra (Non-Qualified).

The assets and liabilities of the Separate Account are clearly identified and distinguished from MassMutual’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising from any other MassMutual business.

2.	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

As of December 31, 2020, the Separate Account consists of seven divisions which invest in the following mutual funds. All of the funds may not be available to both segments of the Separate Account:

The division listed in the first column
Divisions	invests in the fund in this column
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Division	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund[1,2]
Invesco Oppenheimer V.I. Global Division	Invesco Oppenheimer V.I. Global Fund[1,2]
Invesco Oppenheimer V.I. Global Strategic Income Division	Invesco Oppenheimer V.I. Global Strategic Income Fund[1,2]
MML Blend Division	MML Blend Fund[3]
MML Equity Division	MML Equity Fund[3]
MML Managed Bond Division	MML Managed Bond Fund[3]
MML U.S. Government Money Market Division	MML U.S. Government Money Market Fund[3]

In addition to the seven divisions, some contract owners may also allocate funds to the Fixed Interest Account (“FIA”), which is part of MassMutual’s general investment account (“General Account”). Because of exemptive and exclusionary provisions in the securities law, interests in the FIA are not registered under the Securities Act of 1933, and the General Account and the FIA are not registered as an investment company under the 1940 Act.

1 Effective after the close of the New York Stock Exchange on May 24, 2019, Invesco Ltd. completed its acquisition of OppenheimerFunds, Inc. The Acquiring Funds/Divisions assume the accounting and performance history of the corresponding Merging Funds/Divisions. In connection with that transaction the following Funds/Divisions merged:

MERGING FUND/DIVISION	ACQUIRING FUND/DIVISION
Fund: Oppenheimer Discovery Mid Cap Growth Fund/VA	Fund: Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund
Division: Oppenheimer Discovery Mid Cap Growth Division	Division: Invesco Oppenheimer V.I. Discovery Mid Cap Growth
Fund: Oppenheimer Global Fund/VA	Fund: Invesco Oppenheimer V.I. Global Fund
Division: Oppenheimer Global Division	Division: Invesco Oppenheimer V.I. Global Division
Fund: Oppenheimer Global Strategic Income Fund/VA	Fund: Invesco Oppenheimer V.I. Global Strategic Income Fund
Division: Oppenheimer Global Strategic Income Division	Division: Invesco Oppenheimer V.I. Global Strategic Income Division

2 Invesco Advisers, Inc. is the investment adviser to this Fund.

3 BlackRock Investment Management, LLC is the investment adviser to this Fund.

Notes To Financial Statements (Continued)

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with generally accepted accounting principles. Separate Account Massachusetts Mutual Variable Annuity Separate Account 2 follows the accounting and reporting guidance in FASB Accounting Standards Codification 946.

A.	Investment Valuation

Investments in the investment divisions are valued at the closing net asset value of each of the respective underlying funds, which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade-date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-distribution date, and they are generally reinvested in the underlying investment divisions.

C.	Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to contracts which depend on the Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account.

D.	Contract Charges

See Note 8B for charges associated with the contracts

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Loans

If the certificate is a tax-sheltered annuity (“TSA”), the contract owners may be able to take a loan under their certificate. All such loans must conform to the requirements of the Internal Revenue Code. There are limitations on the amount of the loan the participants can take, and there is a required loan repayment schedule. When a loan is made, the Separate Account transfers the amount of the loan to MassMutual, thereby decreasing both the investments and net assets of the Separate Account. The contract owner is charged interest on the outstanding loan amount based on the interest rate then in effect.

G.	Annuitant Mortality Fluctuation

The Separate Account maintains a reserve as required by regulatory authorities to provide for mortality losses incurred. The reserve is adjusted quarterly for mortality losses and gains and its proportionate share of changes in value. Transfers to or from MassMutual are then made quarterly to adjust the Separate Account. Net transfers from MassMutual to the Separate Account totaled $198,961 for the year ended December 31, 2020. Net transfers from the Separate Account to MassMutual totaled $251,259 for the year ended December 31, 2019. The reserve is subject to a maximum of 3% of the Separate Account’s annuity reserves. Any mortality losses in excess of this reserve will be borne by

Notes To Financial Statements (Continued)

MassMutual. The reserve is not available to owners of the contracts except to the extent necessary to cover mortality losses under the contracts.

H.	Annuity Reserves

Annuity reserves are developed by using accepted actuarial methods and are computed using the 83 IAM, Annuity 2000, or 1994 MGDB table.

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the Separate Account’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•	Level 3 – unobservable inputs

The investments of the Separate Account are measured at fair value. All the investments are categorized as Level 1 as of December 31, 2020. There have been no transfers between levels for the year ended December 31, 2020.

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

Pursuant to separate underwriting agreements with MassMutual, on its own behalf and on behalf of the Separate Account, MML Investors Services, LLC (“MMLIS”) serves as principal underwriter of the contracts sold by its registered representatives, and MML Strategic Distributors, LLC (“MSD”) serves as principal underwriter of the contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.

Both MMLIS and MSD are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (“FINRA”). Commissions for sales of contracts by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of contracts by registered representatives of other broker-dealers are paid on behalf of MSD to those broker-dealers. MMLIS and MSD also receive compensation for their actions as principal underwriters of the contracts.

The contracts are no longer offered for sale to the public. Contract owners may continue, however, to make purchase payments under existing contracts.

B.	Receivable from/Payable to MassMutual

Certain fees such as cost of insurance fees and mortality and expense risk fees are charges paid between the General Account and the Separate Account.

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales investments for the year ended December 31, 2020 were as follows:

	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Division	Invesco Oppenheimer V.I. Global Division	Invesco Oppenheimer V.I. Global Strategic Income Division	MML Blend Division	MML Equity Division
Cost of purchases	$3,604,074	$2,139,897	$263,804	$3,515,591	$9,386,484
Proceeds from sales	(5,002,070)	(5,043,771)	(505,133)	(6,540,667)	(5,690,362)

	MML Managed Bond Division	MML U.S. Government Money Market Division
Cost of purchases	$312,267	$1,589,156
Proceeds from sales	(1,193,044)	(1,123,002)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2020 were as follows:

2020	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Division	Invesco Oppenheimer V.I. Global Division	Invesco Oppenheimer V.I. Global Strategic Income Division	MML Blend Division	MML Equity Division
Units purchased	77,441	33,728	6,042	90,448	259,421
Units withdrawn	(408,886)	(348,752)	(102,371)	(496,456)	(321,588)
Units transferred between divisions and to/from GPA	(326,507)	(308,316)	(47,335)	(153,994)	(278,964)
Net increase (decrease)	(657,953)	(623,340)	(143,664)	(560,003)	(341,130)

2020 (continued)	MML Managed Bond Division	MML U.S. Government Money Market Division
Units purchased	22,098	140,987
Units withdrawn	(107,853)	(212,781)
Units transferred between divisions and to/from GPA	(80,233)	352,260
Net increase (decrease)	(165,988)	280,466

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2019	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Division	Invesco Oppenheimer V.I. Global Division	Invesco Oppenheimer V.I. Global Strategic Income Division	MML Blend Division	MML Equity Division
Units purchased	97,507	42,293	6,163	116,628	203,781
Units withdrawn	(470,574)	(636,985)	(241,874)	(676,477)	(718,664)
Units transferred between divisions and to/from GPA	(106,320)	(61,270)	(17,917)	(62,329)	(82,757)
Net increase (decrease)	(479,386)	(655,962)	(253,627)	(622,178)	(597,640)

2019 (continued)	MML Managed Bond Division	MML U.S. Government Money Market Division
Units purchased	3,562	42,741
Units withdrawn	(224,770)	(135,615)
Units transferred between divisions and to/from GPA	26,085	41,559
Net increase (decrease)	(195,122)	(51,315)

8.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years in the period ended December 31, 2020 follows:

	At December 31,					For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)			Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)			Total Return[3] (Lowest to Highest)
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Division[4]
2020	5,547,282	$ -	$ 8.10		$ 44,955,381	0.04%	-%		1.30%	-%		38.87%
2019	6,205,235		5.84		36,211,320	-			1.30			37.56
2018	6,684,621		4.24		28,357,017	-			1.30			(7.30)
2017	7,154,920		4.58		32,743,222	0.03			1.30			27.13
2016	7,589,178		3.60		27,318,211	-			1.30			1.02
Invesco Oppenheimer V.I. Global Division[4]
2020	5,370,524		8.75		47,003,584	0.69			1.30			25.99
2019	5,993,864		6.95		41,637,693	0.90			1.30			30.09
2018	6,649,826		5.34		35,510,866	0.98			1.30			(14.31)
2017	7,133,854		6.23		44,456,471	0.93			1.30			34.91
2016	7,708,261		4.62		35,607,185	1.06			1.30			(1.21)
Invesco Oppenheimer V.I. Global Strategic Income Division[4]
2020	1,316,772		3.12		4,108,202	5.82			1.30			2.07
2019	1,460,437		3.06		4,464,228	3.77			1.30			9.37
2018	1,714,064		2.79		4,790,516	4.97			1.30			(5.64)
2017	1,940,412		2.96		5,747,213	2.29			1.30			4.90
2016	2,048,628		2.82		5,784,105	4.94			1.30			5.16
MML Blend Division
2020	6,728,951	9.15	to	15.66	64,170,525	-	1.25	to	1.30	11.41	to	11.46
2019	7,288,954	8.21	to	14.05	62,382,930	2.43	1.25	to	1.30	19.81	to	19.87
2018	7,911,132	6.85	to	11.72	56,388,034	2.12	1.25	to	1.30	(5.58)	to	(5.53)
2017	8,633,522	7.26	to	12.41	65,044,190	2.12	1.25	to	1.30	13.77	to	13.83
2016	9,336,278	6.38	to	10.90	61,694,244	2.14	1.25	to	1.30	8.01	to	8.06

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)			Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)			Total Return[3] (Lowest to Highest)
MML Equity Division
2020	6,541,553	8.65	to	22.96	58,022,333	2.33	1.25	to	1.30	1.69	to	1.75
2019	6,882,684	8.50	to	22.57	59,970,999	2.04	1.25	to	1.30	24.30	to	24.36
2018	7,480,324	6.84	to	18.15	52,399,961	1.77	1.25	to	1.30	(11.16)	to	(11.12)
2017	8,104,482	7.70	to	20.42	63,876,061	1.81	1.25	to	1.30	14.30	to	14.36
2016	8,673,628	6.74	to	17.85	59,902,339	1.72	1.25	to	1.30	11.14	to	11.20

MML Managed Bond Division
2020	1,481,684	5.04	to	9.17	7,572,162	0.09	1.25	to	1.30	6.32	to	6.37
2019	1,647,672	4.74	to	8.62	7,907,113	3.64	1.25	to	1.30	8.39	to	8.45
2018	1,842,795	4.37	to	7.95	8,204,983	3.45	1.25	to	1.30	(1.73)	to	(1.68)
2017	2,060,335	4.45	to	8.08	9,323,746	3.15	1.25	to	1.30	3.35	to	3.40
2016	2,221,196	4.30	to	7.82	9,709,429	2.80	1.25	to	1.30	1.43	to	1.48

MML U.S. Government Money Market Division
2020	1,305,035	1.74	to	2.47	2,340,089	0.19	1.25	to	1.30	(1.06)	to	(1.01)
2019	1,024,568	1.76	to	2.49	1,872,371	1.70	1.25	to	1.30	0.40	to	0.45
2018	1,075,883	1.75	to	2.48	1,962,102	1.31	1.25	to	1.30	0.02	to	0.07
2017	1,314,945	1.75	to	2.48	2,382,948	0.36	1.25	to	1.30	(0.93)	to	(0.89)
2016	1,374,067	1.77	to	2.50	2,541,906	-	1.25	to	1.30	(1.18)	to	(1.13)

[1]	The investment income ratios represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.

[2]	The expense ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[3]	The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts.

[4]	Effective after the close of the New York Stock Exchange on May 24, 2019, Invesco Ltd. completed its acquisition of OppenheimerFunds, Inc. See Note 2 to the financial statements for information regarding the merger of this division.

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

B.	The Separate Account assesses charges associated with the contract. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within the Separate Account.

Mortality and Expense Risk Charge This charge is assessed through reduction in unit values.	This charge is equal, on an annual basis, to 1.15% - 1.25% of the daily value of the assets invested in each fund.
Administrative Charge This charge is assessed through reduction in unit values.	This charge is equal, on an annual basis, to 0.00% - 0.15% of the daily value of the assets invested in each fund.
Annual Administrative Charge This charge is assessed through the redemption of units.	$30 - $35 per contract year.
Contingent Deferred Sales Charge This charge is assessed through the redemption of units.	0.00% - 11.00%

9.	SUBSEQUENT EVENTS

The Separate Account’s management has reviewed events occurring through March 10, 2021, the date the financial statements were issued, and no subsequent events occurred requiring accrual or disclosure.